UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.___)
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12
LIONS GATE ENTERTAINMENT CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY E89641-S95278 For Against Abstain ! ! ! LIONS GATE ENTERTAINMENT CORP. ATTN: INVESTOR RELATIONS 2700 COLORADO AVENUE SANTA MONICA, CA 90404 USA NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any continuations, adjournments or postponements thereof. 1. Approval of The Stock Option and Share Appreciation Rights Exchange Program. LIONS GATE ENTERTAINMENT CORP. The Board of Directors recommends that you vote FOR proposal 1: Authorized Signature(s) –– Sign Here –– This section must be completed for your instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this proxy will be voted as recommended by the Board of Directors. VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 1, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 1, 2020. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Whether or not you plan on attending the Meeting, you are urged to vote these shares by completing and returning this proxy card by mail or transmitting your voting instructions electronically via the Internet or by telephone.

E89642-S95278 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on April 2, 2020: The Notice and Proxy Statement is available at http://investors.lionsgate.com/financial-reports/annual-reports-and-proxy-statements/proxy-statements. You can also view these materials at www.proxyvote.com by using the control number. PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. Detach here from proxy voting card The undersigned holder of Class A Voting Shares of Lions Gate Entertainment Corp., a British Columbia corporation (the “Company”), hereby appoints Michael Burns, Jon Feltheimer, James W. Barge and Corii D. Berg, and each of them, or in the place of the foregoing, _______________________ (print name), as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse, all of the Class A Voting Shares of the Company that the undersigned is entitled to vote at the 2020 Special Meeting of Shareholders of the Company (the “Meeting”), to be held at the Company’s office at 2700 Colorado Avenue, Santa Monica, CA 90404, on Thursday, April 2, 2020, beginning at 10:00 a.m., Pacific Time, or at any continuations, adjournments or postponements thereof. Notes to proxy: 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the Meeting or any continuation, adjournment or postponement thereof. If the shareholder does not want to appoint the persons named in this instrument of proxy as the shareholder's proxy, he/she should strike out his/her name and insert in the blank space provided the name of the person he/she wishes to act as his/her proxy. Such other person need not be a shareholder of the Company (see above). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual, you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by the Company to the holder. 5. The securities represented by this proxy will be voted in favor or withheld from voting or voted against the matter described herein, in accordance with the instructions of the holder. If the holder has specified a choice with respect to the matter to be acted on, the securities will be voted accordingly; however, if you do not specify how to vote in respect to the matter, your proxyholder is entitled to vote the shares as he or she sees fit. If this proxy does not specify how to vote on a matter, and if you have authorized an officer or director of the Company to act as your proxyholder, this proxy will be voted as recommended by the Board of Directors. In particular, if your proxy does not specify how to vote, this proxy will be voted “FOR” proposal 1. 6. This proxy confers discretionary authority in respect of amendments or variations to the matter identified in the notice of meeting or other matters that may properly come before the Meeting or any continuation, adjournment or postponement thereof. 7. This proxy should be read in conjunction with the accompanying documentation provided by the Company. 8. The deadline for the deposit of this proxy may be waived or extended by the Chair of the Meeting at his or her discretion. LIONS GATE ENTERTAINMENT CORP. 2700 Colorado Avenue Santa Monica, CA 90404 THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS CLASS A VOTING SHARES (Continued, and to be marked, dated and signed, on the other side)